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                                                                    EXHIBIT 3(a)


[CANADA LOGO]   Industry Canada      Industrie Canada

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
CERTIFICATE OF                                             CERTIFICAT
AMENDMENT                                                  DE MODIFICATION

CANADA BUSINESS                                            LOI CANADIENNE SUR
CORPORATIONS ACT                                           LES SOCIETES PAR ACTIONS
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THE SEAGRAM COMPANY LTD.
LA COMPAGNIE SEAGRAM LTEE                                    311322-1




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
Name of corporation-Denomination de la                     Corporation number-Numero de la
societe                                                    societe


I hereby certify that the articles of the                  Je certifie que les statuts de la societe
above-named corporation were amended                       susmentionnee ont ete modifies:

(a) under section 13 of the Canada               [ ]       a) en vertu de l'article 13 de la Loi
Business Corporations Act in accordance                    canadienne sur les societes par actions,
with the attached notice;                                  conformement a l'avis ci-joint;

(b) under section 27 of the Canada               [ ]       b) en vertu de l'article 27 de
Business Corporations Act as set out in                    la Loi canadienne sur les societes
the attached articles of amendment                         par actions, tel qu'il est indique dans
designating a series of shares;                            les clauses modificatrices ci-jointes
                                                           designant une serie d'actions;

(c) under section 179 of the Canada              [X]       c) en vertu de l'article 179 de
Business Corporations Act as set out in                    la Loi canadienne sur les
the attached articles of amendment;                        societes par actions, tel qu'il
                                                           est indique dans les clauses
                                                           modificatrices ci-jointes;

(d) under section 191 of the Canada              [ ]       d) en vertu de l'article 191 de
Business Corporations Act as set out in                    la Loi canadienne sur les
the attached articles of reorganization;                   societes par actions, tel qu'il
                                                           est indique dans les clauses de
                                                           reorganisation ci-jointes;

(e) under section 192 of the Canada              [ ]       e) en vertu de l'article 192 de
Business Corporations Act as set out in                    la Loi canadienne sur les
the attached articles of arrangement.                      societes par actions, tel qu'il
                                                           est indique dans les clauses
                                                           d'arrangement ci-jointes.




                 [SIG]                                       MAY 31, 1995/LE 31 MAI 1995
          Director - Directeur                          Date of Amendment - Date de modification


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                       LOI CANADIENNE                                FORM 4                                   FORMULE 4
                       SUR LES                                     ARTICLES OF                                CLAUSES
CANADA BUSINESS        SOCIETES PAR                                AMENDMENT                               MODIFICATRICES
CORPORATION ACT        ACTIONS                                (SECTION 27 OR 177)                        (ARTICLE 27 OU 177)
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
1  -  NAME OF CORPORATION - DENOMINATION DE LA SOCIETE                      2  - CORPORATION NO. - N DEGREES DE LA SOCIETE

       THE SEAGRAM COMPANY LTD.                                                  311322-1
       LA COMPAGNIE SEAGRAM LTEE
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3  -  THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE              LES STATUTES DE LA SOCIETE MENTIONEE CI-DESSUS SONT MODIFIES
      AMENDED AS FOLLOWS:                                          DE LA FACON SUIVANTE:


       THE ARTICLES OF AMALGAMATION OF THE CORPORATION DATED FEBRUARY 1, 1995 BE AND THEY ARE HEREBY AMENDED BY ADDING TO SCHEDULE
       B OF PARAGRAPH 7 THEREOF SUBPARAGRAPH (f) AS FOLLOWS:

       "(f) APPOINT ONE OR MORE DIRECTORS, WHO SHALL HOLD OFFICE FOR A TERM EXPIRING NOT LATER THAN THE CLOSE OF THE NEXT ANNUAL
            MEETING OF SHAREHOLDERS, PROVIDED THAT THE TOTAL NUMBER OF DIRECTORS SO APPOINTED MAY NOT EXCEED ONE-THIRD OF THE
            NUMBER OF DIRECTORS ELECTED AT THE PREVIOUS ANNUAL MEETING OF SHAREHOLDERS."











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DATE                                SIGNATURE                               TITLE - TITRE

MAY 31, 1995                        /s/ MICHEAL C.L. HALLOWS                SECRETARY

                                    MICHAEL C.L. HALLOWS

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                                                                            FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE
                                                                            SEULEMENT
                                                                            FILED - DEPOSEE
                                                                            31.05.95
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